AGREEMENT

THIS AGREEMENT, dated as of May 31, 2006, is entered into between Quincy Investments Corp., a Bahamas International Business Company (“Quincy”) and Naturade, Inc., a Delaware corporation (“Naturade”) (Quincy and Naturade are collectively referred to herein as “Debtor”), and Symbiotics, Inc. (“Symbiotics”), an Arizona corporation, and Symco, Incorporated (“Symco”), a Nevada corporation (Symbiotics and Symco are collectively referred to herein as (“Creditor”.)

RECITALS

A. The Debtor and the Creditor have entered into a PROMISSORY NOTE dated as of July 22, 2005 (the “Note”). Capitalized terms used herein have the meanings given to them in the Note unless otherwise specified.

B. The Debtor has requested that the Creditor amend the payment provisions of the Note.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.	Creditor will convert $492,360 in principal on the Note to 6,000 shares of Series D Convertible Preferred Stock (“Series D) to be issued by Naturade on or before August 31, 2006.

a.	The shares of the Series D will be convertible into 1,200,000 shares of Naturade Common Stock at any time by the Creditor.

2.	The remaining Note principal and interest of $1,000,000 will be paid on a straight line basis over 30 months with an interest rate of 7% per annum beginning June 15, 2006.

3.	In consideration for the above, Naturade will issue the creditor 500,000 shares of Naturade Common Stock.

IN WITNESS WHEREOF, the parties have entered into this Agreement as of the date first above written.

SIGNATURE PAGES FOLLOWS

NATURADE, INC.

By: /s/Stephen M. Kasprisin
Stephen M. Kasprisin
Chief Financial Officer

SYMBIOTICS, INC.

By: /s/Douglas Wyatt

Name: Title:	Douglas Wyatt President

SYMCO, INCORPORATED

By: /s/Douglas Wyatt

Name: Title:	Douglas Wyatt President

QUINCY INVESTMENTS CORP.

By: /s/Peter H. Pocklington

Name: Title:	Peter H. Pocklington Chairman